UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 1, 2004

MYLAN LABORATORIES INC.
(Exact name of registrant as specified in its charter)

Pennsylvania	1-9114	25-1211621
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation)	Number)	Identification No.)

1500 Corporate Drive
Canonsburg, PA 15317
(Address of principal executive offices)
(724) 514-1800
(Registrant’s telephone number, including area code)

Item 5. Other Events and Regulation FD Disclosure.

     On July 1, 2004, Mylan Laboratories Inc. (“Mylan”) filed a Motion for Stay and Emergency Relief Pending Appeal in connection with its Petition for Review of the FDA’s order regarding fentanyl before the U.S. Court of Appeals for the D.C. Circuit. A copy of the Motion is attached hereto as Exhibit 99.1.

Item 7. Financial Statements and Exhibits.

     (c) Exhibits.

Exhibit No.	Description

99.1	Motion for Stay and Emergency Relief Pending Appeal, dated July 1, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYLAN LABORATORIES INC.

Date: July 1, 2004	By:	/s/ Edward J. Borkowski

Edward J. Borkowski
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Motion for Stay and Emergency Relief Pending Appeal, dated July 1, 2004.